Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of M/I HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the M/I Homes, Inc. 2006 Director Equity Incentive Plan, hereby constitutes and appoints Robert H. Schottenstein, Phillip G. Creek and J. Thomas Mason, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2006.

/s/ Steven Schottenstein
Steven Schottenstein

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of M/I HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the M/I Homes, Inc. 2006 Director Equity Incentive Plan, hereby constitutes and appoints Robert H. Schottenstein, Phillip G. Creek and J. Thomas Mason, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2006.

/s/ Friedrich K. M. Bohm
Friedrich K. M. Bohm

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of M/I HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the M/I Homes, Inc. 2006 Director Equity Incentive Plan, hereby constitutes and appoints Robert H. Schottenstein, Phillip G. Creek and J. Thomas Mason, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2006.

/s/ Jeffrey H. Miro
Jeffrey H. Miro

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of M/I HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the M/I Homes, Inc. 2006 Director Equity Incentive Plan, hereby constitutes and appoints Robert H. Schottenstein, Phillip G. Creek and J. Thomas Mason, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 27th day of April, 2006.

/s/ Yvette McGee Brown
Yvette McGee Brown

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of M/I HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the M/I Homes, Inc. 2006 Director Equity Incentive Plan, hereby constitutes and appoints Robert H. Schottenstein, Phillip G. Creek and J. Thomas Mason, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2006.

/s/ Norman L. Traeger
Norman L. Traeger

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of M/I HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the M/I Homes, Inc. 2006 Director Equity Incentive Plan, hereby constitutes and appoints Robert H. Schottenstein, Phillip G. Creek and J. Thomas Mason, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2006.

/s/ Thomas D. Igoe
Thomas D. Igoe

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of M/I HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the M/I Homes, Inc. 2006 Director Equity Incentive Plan, hereby constitutes and appoints Robert H. Schottenstein, Phillip G. Creek and J. Thomas Mason, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2006.

/s/ Joseph A. Alutto
Joseph A. Alutto

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of M/I HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the M/I Homes, Inc. 2006 Director Equity Incentive Plan, hereby constitutes and appoints Phillip G. Creek and J. Thomas Mason, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2006.

/s/Robert H. Schottenstein
Robert H. Schottenstein

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of M/I HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the M/I Homes, Inc. 2006 Director Equity Incentive Plan, hereby constitutes and appoints Robert H. Schottenstein and J. Thomas Mason, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2006.

/s/Phillip G. Creek
Phillip G. Creek